EXHIBIT 23
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                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-53333 and No. 333-53309) of UniSource Energy Corporation of our report dated June 20, 2003 relating to the financial statements of the Tucson Electric Power Company 401(k) Plan, which appears in this Form 11-K.





PricewaterhouseCoopers, LLP
Los Angeles, California
June 23, 2003

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